EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN
 SOUTHERN DIVISION
In re: CAPITOL BANCORP LTD.,[1] Debtor.	Chapter 11 Case No. 12-58409 Hon. Marci B. McIvor

FINAL ORDER ESTABLISHING RESTRICTIONS ON CERTAIN
TRANSFERS OF STOCK IN AND CLAIMS AGAINST DEBTOR
CAPITOL BANCORP LTD. TO PRESERVE TAX ATTRIBUTES
Upon the First-Day Motion to Approve Restrictions on Certain Transfers of Stock in and Claims Against Debtor Capitol Bancorp Ltd. to Preserve Tax Attributes (the "Motion") filed by Debtors Capitol Bancorp Ltd. ("CBC") and Financial Commerce Corporation ("FCC") (collectively, "Debtors"); the Court having entered the Interim Order Establishing Restrictions On Certain Transfers of Stock in and Claims Against Debtor Capitol Bancorp Ltd. To Preserve Tax Attributes (the "Interim Order") (Docket 58); due and sufficient notice of the Motion having been given under the particular circumstances; it appearing that no other or further notice need be provided; the Court having considered the Motion and, upon the record of these Chapter 11 Cases and after due deliberation thereon and good cause appearing therefor;

THE COURT HEREBY FINDS

A.      The Debtors' net operating loss carryforwards and certain other tax attributes (collectively, the "Tax Attributes") are property of the Debtors' estates protected by the automatic stay of 11 U.S.C. § 362(a).

1 The Debtors in these jointly administered cases are Capitol Bancorp Ltd. (Case No. 12-58409) and Financial Commerce Corporation (Case No. 12-58406).

B.      Unrestricted trading in CBC Stock and Claims against CBC before the effective date of the Debtors' Plan of Reorganization could severely limit the Debtors' ability to use the Tax Attributes.

C.      The Debtors' estates would be irreparably harmed by unrestricted trading in CBC Stock and Claims Against CBC if the trading were to result in an ownership change as provided IRC § 382.

D.      The notices and trading restrictions in this Order are narrowly drawn to preserve the Tax Attributes and are in the best interests of the Debtors, their estates, their creditors and equity holders.

E.      The relief requested in the Motion is authorized under 11 U.S.C. §§ 105(a) and 362(a).

F.      There is no just cause for delay of entry of this Order as a Final Order because the Debtors, shareholders and creditors will be acting in reliance on it.

G.      On August 15, 2012, the Court entered the Interim Order. This Final Order will supersede the Interim Order.

IT IS HEREBY ORDERED that

1.      The Motion is granted a final basis nunc pro tunc to August 17, 2012, as provided herein. The Court directs entry of this Order as a Final Order.

2.      Any acquisitions, dispositions or trading in CBC Stock and Claims against CBC in violation of the restrictions in this Order shall be null and void ab initio.

3.      The Notices attached as Exhibits 6(A), 6(B), 6(C), 6(D), 6(E) and 6(F) (collectively, the "Notices") to the Notice of Filing Amended Notices to First-Day Motion to

Approve Restrictions on Certain Transfers of Stock in Claims Against Debtor Capitol Bancorp Ltd. To Preserve Tax Attributes (Docket 55) (the "Amended Notices") are approved.
4.      Within three business days of entry of this Final Order, the Debtors shall serve this Final Order on (a) the Special Service List; and (b) any person who has filed a Notice of Substantial Stock or Option Ownership or a Notice of Status As Substantial Claimholder Status.  The Debtors shall also post this Order and the Notices on their website and file an 8-K with the Securities and Exchange Commission with a copy of this Order and the Notices.

5.      In addition, within three business days of entry of this Final Order, the Debtors shall serve this Order and the Notices on the transfer agents for CBC Common Stock (each a "Transfer Agent" and collectively, the "Transfer Agents").  The Transfer Agents shall serve the Order and Notices on all holders of shares of CBC Common Stock registered with such Transfer Agent (collectively, the "Registered Holders"), no later than five business days after being served with the Order and Notices, provided however, that if any Transfer Agent provides the Debtors with the names and addresses of the Registered Holders within three business days after being served with the Order and Notices, the Debtors shall be required to serve the Order and Notices on such Registered Holders.  All Registered Holders shall serve the Order and Notices on any holder for whose account such Registered Holder holds CBC Common Stock.  Any holder shall, in turn, provide the Order and Notices to any person or entity for which the holder holds CBC Common Stock.

6.      Within 14 days of the later of service of this Order or the date on which a person or Entity (as defined in Treasury Regulations § 1.382-3(a)) becomes a Substantial Shareholder, each Substantial Shareholder shall file with the Court and serve on the Debtors' counsel a Notice of Substantial Stock or Option Ownership substantially in the form attached as Exhibit 6(A) to the Amended Notices. A "Substantial Shareholder" is any person or Entity that beneficially owns at least (i) 1,846,752 shares of CBC Common Stock (representing approximately 4.5% of all issued and outstanding shares of CBC Common Stock); (ii) 2,294 shares of Series A Preferred Stock (representing approximately 4.5% of all issued and outstanding shares of Series A Preferred Stock); or (iii) 4.5% of any combination of the shares of CBC Stock. "Entity" has the meaning given to it in Treasury Regulations section 1.382-3(a) and shall include persons acting pursuant to a formal or informal understanding among themselves to make a coordinated acquisition.
7.      Prior to any trades of CBC Stock described below, the following notices must be filed with the Court and served on the Debtors' counsel:

(a)
Stock Acquisition Notice. At least 14 days prior to the proposed date of any transfer of CBC Stock that would result in an increase in the amount of CBC Stock beneficially owned by any person or Entity that is a Substantial Shareholder or would result in a person or Entity becoming a Substantial Shareholder, such person or Entity shall file with the Court and serve on the Special Service List a Notice of Intent to Acquire CBC Stock or Options (a "Stock Acquisition Notice") in the form attached to the Amended Notices as Exhibit 6(B).

(b)
Stock Disposition Notice. At least 14 days prior to the proposed date of any transfer or other disposition of CBC Stock or Options that would result in a decrease in the amount of CBC Stock beneficially owned by a Substantial Shareholder or that would result in a Substantial Shareholder ceasing to be a Substantial Shareholder, the Substantial Shareholder shall file with the Court and serve on the Special Service List a Notice of Intent to Sell, Trade, or Otherwise Transfer CBC Stock or Options (a "Stock Disposition Notice") in the form attached to the Amended Notices as Exhibit 6(C).

8.      Any person or Entity that beneficially owns, at any time after the Petition Date, Claims against CBC in an amount sufficient to qualify as a Substantial Claimholder shall file with the Court and serve on Debtors' counsel a Notice of Status as a Substantial Claimholder (a "Substantial Claimholder Notice") in the form attached to the Amended Notices as Exhibit 6(D). The Substantial Claimholder Notice is to be filed and served within the later of 14 days after entry of the Interim Order or 14 days after the person or Entity becomes a Substantial Claimholder. A "Substantial Claimholder" is a person or Entity that beneficially owns, with respect to any Class of Claims, a dollar amount of such Claims that is more than $3,285,000 for Class-1 Senior Note Claims or $12,166,666 for Class-2 Trust Preferred Securities Claims.

9.      Prior to effectuating any acquisition or other transfer of Claims that would result in an increase in the dollar amount of Claims beneficially owned by a Substantial Claimholder, or a person or Entity becoming a Substantial Claimholder (each a "Proposed Claims Acquisition Transaction"), such person, Entity or Substantial Claimholder, (each a "Proposed Claims Transferee") shall file with the Court, and serve on counsel to the Debtors, advance written Notice of Proposed Claim Acquisition in the form attached to the Amended Notices as Exhibit 6(E), of the intended Acquisition of Claims.

10.      The Debtors may file with the Court and serve on any person or Entity that has timely filed a Substantial Claimholder Notice, a "Sell Down Notice," including a proposed "Sell Down Order." A Sell Down Notice will serve as a motion seeking entry of a Sell Down Order compelling the Substantial Claimholder to sell or otherwise dispose of Claims in an amount sufficient to prevent the Substantial Claimholder from obtaining stock under the Plan that would jeopardize Debtors' Tax Attributes. The Sell Down Notice shall give calculation of such amount and the basis for such calculation.

11.      A Substantial Claimholders may object to the Sell Down Notice within seven days or such other time as the Court may set by filing an objection with the Court and serving it on Debtors' counsel.

12.      If no objection to a Sell Down Notice is timely filed and served, or if an objection to a Sell Down Notice is overruled, a Sell Down Order shall be entered pursuant to the Sell Down Notice.

13.      The Sell Down Order shall require the Substantial Claimholder to transfer the Claims pursuant to the Sell Down Notice and file with the Court or serve on the Debtors' counsel a Notice of Completed Sell Down within the seven days of entry of the Sell Down Order.

14.      A person or Entity that does not comply with a Sell Down Order shall not be entitled to receive a distribution of CBC Stock under the Plan in an amount that would jeopardize presentation of the Debtors' Tax Attributes. These forfeiture provisions shall be effective without any further order of the Court; and any acquisition of stock in reorganized CBC that is precluded by the Sell Down Order shall be void ab initio.

15.      The trading restrictions of this Order shall not apply to an agent on behalf of a person or Entity, provided, however, the account, customer, fund, principal, trust, or beneficiary shall not be excluded from this Order by reason of this subsection, although there shall be no affirmative duty to inquire whether the account, customer, investment fund, principal, trust, or beneficiary is subject to any restrictions or requirements under this Order.

16.      At the option of the holders of the CBC Stock, or holders of Claims, any of the Notices filed with the Court may be redacted to exclude (a) the number of CBC Stock the holder beneficially owns; (b) the number of CBC Stock to be acquired or transferred; (c) the dollar amount of Claims held; and/or (d) the dollar amount of Claims to be acquired or transferred. If a Notice is redacted, the Notice Party shall serve an unredacted form of the Notice on Debtors' counsel at the same time the redacted Notice is filed.

17.      The Debtors shall have seven days after the filing and service of a Stock Acquisition Notice (Exhibit 6(B) to the Amended Notices) or Stock Disposition Notice (Exhibit 6(C) to the Amended Notices) to file with the Court and serve on the Notice Party an objection to the proposed acquisition or disposition of CBC Stock or Claims on the grounds that such transfer may adversely affect the Debtors' ability to utilize the Tax Attributes as the result of an ownership change under IRC § 382 or IRC § 383 (the "Objection"). If an Objection is timely filed, then the proposed transaction shall not be effective unless and until approved by a final and nonappealable order of this Court. If no Objection is timely filed, or the Debtors provide written authorization approving the proposed transaction, then such proposed transaction may proceed as specifically described in the Notice.

18.      Any acquisition, disposition or other transfer of CBC Stock in violation of the procedures set forth herein shall be null and void ab initio.

19.      The Debtors may waive, in writing, any and all restrictions, stays and notification procedures.

11319916.1

EXHIBIT 6

 Documentary Exhibits

Exhibit 6(A)	Notice of Substantial Stock or Option Ownership

Exhibit 6(B)	Notice of Intent to Acquire CBC Stock or Options

Exhibit 6(C)	Notice of Intent to Sell, Trade or Otherwise Transfer CBC Stock or Options

Exhibit 6(D)	Notice of Status as Substantial Claimholder

Exhibit 6(E)	Notice of Intent to Purchase, Acquire or Otherwise Accumulate a Claim

Exhibit 6(F)	Notice of Intent to Sell, Trade or Otherwise Transfer a Claim

Exhibit 6(G)	Notice of Interim Order Establishing Notice and Hearing Procedures For Transfers of Stock In and Claims Against Capital Bancorp Ltd.

EXHIBIT 6(A)

 NOTICE OF SUBSTANTIAL STOCK OR OPTION OWNERSHIP

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN
 SOUTHERN DIVISION
In re: CAPITOL BANCORP LTD.,1 Debtor.	Chapter 11 Case No. 12-58409 (Jointly Administered) Hon. Marci B. McIvor

NOTICE OF SUBSTANTIAL STOCK OR OPTION OWNERSHIP
[Name of Shareholder] (the "Notice Party") hereby provides this notice (the "Notice"), that, as of [Date], [Name of Shareholder] beneficially owns ______ shares of Capitol Bancorp Ltd. ("CBC") common stock ("Common Stock") and/or ___ shares of CBC Series A Preferred Stock ("Preferred Stock") (the Common Stock and Preferred Stock being collectively, the "CBC Stock"), and/or Options (defined below) to acquire _____ shares of Common Stock or Preferred Stock, which in the aggregate represents ___% of the total amount of the CBC Stock currently outstanding.

The table below sets forth the following information:
1.      The number of shares of CBC Stock and/or Options owned by the Notice Party and the date(s) on which such shares and/or Options were acquired.

2.      In the case of shares of CBC Stock and/or Options to acquire CBC Stock not owned directly by the Notice Party but are nonetheless beneficially owned by the Notice Party, the (a) the name(s) of each record or legal owner of such shares and/or Options beneficially

1 The Debtors in these jointly administered cases are Capitol Bancorp Ltd. (Case No. 12-58409) and Financial Commerce Corporation (Case No. 12-58406).

owned by the Notice Party, (b) the number of such shares and/or Options; and (c) the date(s) on which such shares and/or Options were acquired.

Name of Owner	Number of Shares of CBC Common Stock Owned	Number of Shares of CBC Preferred Stock Owned	Number of Shares subject to Options Owned	Date(s) Acquired

(Attach additional page if necessary)

Under penalty of perjury, [Name of Shareholder] hereby declares that, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

This Notice is being filed with the Court and served upon the counsel for the Debtors, at the following address:

Counsel for the Debtors:	Address of the U.S. Bankruptcy Court:

Honigman Miller Schwartz and Cohn LLP
E. Todd Sable
Joseph R. Sgroi
Judy B. Calton
2290 First National Building
660 Woodward Avenue
Detroit, MI  48226-3506
Telephone:  (313) 465-7000
E-mail:  tsable@honigman.com
              jsgroi@honigman.com
              jcalton@honigman.com

United States Bankruptcy Court 211 West Fort Street Detroit, MI 48226 Telephone: (313) 234-0065 [http://mied.uscourts.gov] [Hours: Monday-Friday 8:30 a.m. to 4:00 p.m.]

For purposes of this Notice, "beneficial ownership" (or any variation thereof of CBC Stock and Options to acquire CBC Stock) shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986, as amended, the U.S. Department

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of Treasury regulations ("Treasury Regulations") promulgated thereunder and rulings issued by the Internal Revenue Service, and, thus, to the extent provided in those rules, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all stock owned or acquired by its subsidiaries), (B) ownership by a holder's family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of stock and (C) in certain cases, the ownership of an Option (as defined below) to acquire CBC Stock. An "Option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.
[IF APPLICABLE] I am represented by [name of law firm], [address], [phone], (Attn:  [name]).

Respectfully submitted,

(Name of Shareholder)

By:

         Name:

Title:

Address:

Telephone:

Facsimile:

Date:

REDACTION NOTICE:  At the option of the Notice Party, the form of this Notice filed with the Court may be redacted to exclude the number of shares of CBC Stock or Options the holder beneficially owns.  If a Notice is redacted, the Notice Party shall serve an unredacted form of the Notice on Debtors' counsel at the same time the redacted Notice is filed.

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EXHIBIT 6(B)

NOTICE OF INTENT TO ACQUIRE CBC STOCK OR OPTIONS

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN
 SOUTHERN DIVISION
In re: CAPITOL BANCORP LTD.,1 Debtor.	Chapter 11 Case No. 12-58409 (Jointly Administered) Hon. Marci B. McIvor

NOTICE OF INTENT TO ACQUIRE CBC STOCK OR OPTIONS
[Name of Prospective Acquirer] (the "Notice Party"), hereby provides this Notice (the "Notice") intends to purchase, acquire or otherwise accumulate directly one or more shares of Capitol Bancorp Ltd. ("CBC") common stock ("Common Stock"), CBC preferred stock ("Preferred Stock") (collectively, the "CBC Stock") and/or Options (as defined below) to acquire shares of CBC Stock that would result in an increase in the number of shares of CBC Stock or Options to acquire CBC Stock that are beneficially owned (as defined below) by the Notice Party (any proposed transaction described in (1) or (2) below is a "Proposed Transfer").

The table below sets forth the following information:

1.      If the Proposed Transfer is directly by the Notice Party of shares of CBC Stock and/or Options to acquire CBC Stock, the table below sets forth (a) the number of shares of CBC Stock and/or Options to acquire CBC Stock proposed to be purchased or acquired; and (b) the date(s) of such Proposed Transfer.

2.      If the Proposed Transfer is by a person or Entity other than the Notice Party, but the Proposed Transfer nonetheless would increase the number of shares of CBC Stock and/or

1 The Debtors in these jointly administered cases are Capitol Bancorp Ltd. (Case No. 12-58409) and Financial Commerce Corporation (Case No. 12-58406).

Options to acquire CBC Stock that are beneficially owned by the Notice Party, the table below sets forth (a) the name(s) of each such person or Entity; (b) the number of shares and/or Options that is the subject of the Proposed Transfer to be so purchased or acquired; and (c) the date(s) of such Proposed Transfer.

Name of Prospective Acquirer	Number of Shares of Preferred Stock to be Transferred	Number of Shares Subject to Options to be Transferred	Date(s) of Proposed Transfer

(Attach additional page if necessary)

The following table summarizes the Notice Party's beneficial ownership of CBC Stock and/or Options to acquire CBC Stock assuming the Proposed Transfer is approved and consummated as described above.  The table sets forth, as of immediately following the Proposed Transfer, (i) the number of Shares of CBC Stock or Options to acquire CBC Stock that would be owned directly by the Notice Party and (ii) in the case of any beneficial ownership by the Notice Party of shares and/or Options that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner and the number of shares and/or Options that would be owned by each such record/legal owner:

Name of Owner	Number of Shares of CBC Common Stock to be Owned	Number of Shares of CBC Preferred Stock to be Owned	Number of Shares Subject to Options to be Owned

(Attach additional page if necessary)

2

If the Proposed Transfer is directly by the Notice Party and such Proposed Transfer would result in (i) an increase in the beneficial ownership of shares of CBC Stock and/or Options to acquire CBC Stock by a person or Entity (other than the Notice Party) becoming a Substantial Shareholder the following table sets forth (i) the name of each such person or Entity, (ii) the number of shares of CBC Stock and/or Options to acquire CBC Stock that are beneficially owned by such person or Entity prior to the Proposed Transfer; and (iii) the number of shares of CBC Stock and/or Options to acquire CBC Stock that would be beneficially owned by such person or Entity immediately following the Proposed Transfer.

Name of beneficial owner	Number of Shares/ Options prior to Proposed Transfer	Number of Shares/Options following Proposed Transfer

(Attach additional page if necessary)

Under penalty of perjury, the Notice Party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

This Notice is being filed with the Court and served upon the counsel for the Debtors at the following addresses:

3

Counsel for the Debtors:	Address of the U.S. Bankruptcy Court:

Honigman Miller Schwartz and Cohn LLP
E. Todd Sable
Joseph R. Sgroi
Judy B. Calton
2290 First National Building
660 Woodward Avenue
Detroit, MI  48226-3506
Telephone:  (313) 465-7000
E-mail:  tsable@honigman.com
              jsgroi@honigman.com
              jcalton@honigman.com

United States Bankruptcy Court 211 West Fort Street Detroit, MI 48226 Telephone: (313) 234-0065 [http://mied.uscourts.gov] [Hours: Monday-Friday 8:30 a.m. to 4:00 p.m.]

The Debtors have seven days after the filing of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such seven-day period, or if the Debtors provide written authorization approving the Proposed Transfer prior to the end of such seven-day period, then such Proposed Transfer may proceed solely as specifically described in this Notice.

Any transaction purportedly consummated in violation of the Order will be void ab initio and will result in the imposition of sanctions.

Any further transactions that may result in the Notice Party increasing its beneficial ownership of shares of CBC Stock and/or Options to acquire CBC Stock will each require an additional notice filed with the Court to be served in the same manner as this Notice.

For purposes of this Notice, (i) "beneficial ownership" (or any variation thereof of CBC Stock and Options to acquire CBC Stock) shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code of 1986, as amended, the U.S. Department of Treasury regulations ("Treasury Regulations") promulgated thereunder and rulings issued by the Internal Revenue Service, and, thus, to the extent provided in those rules, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company

4

would be considered to beneficially own all stock owned or acquired by its subsidiaries), (B) ownership by a holder's family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of stock and (C) in certain cases, the ownership of an Option (as defined below) to acquire CBC Stock; (ii) an "Option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; (iii) "Substantial Shareholder" means any person or Entity that beneficially owns (a) 1,846,752 or more shares of Common Stock, (b) 2,294 shares of CBC Preferred Stock, or (c) 4.5% of any combination of the shares of CBC Stock; and (iv) "Entity" has the meaning given to it in Treasury Regulations section 1.382-3(a) and shall include persons acting pursuant to a formal or informal understanding among themselves to make a coordinated acquisition.
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[IF APPLICABLE] I am represented by [name of law firm], [address], [phone], (Attn:  [name]).

        Respectfully submitted,

        (Name of Shareholder)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Date:

REDACTION NOTICE:  At the option of the Notice Party, the Notice filed with the Court may be redacted to exclude (a) the number of shares of CBC Stock or Options the holder beneficially owns; and (b) the number of shares of CBC Stock or Options to be acquired or transferred.  If a Notice is redacted, the Notice Party shall serve an unredacted form of the Notice on Debtors' counsel at the same time the redacted Notice is filed.
6

EXHIBIT 6(C)

NOTICE OF INTENT TO SELL, TRADE,
 OR OTHERWISE TRANSFER CBC STOCK OR OPTIONS

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN
 SOUTHERN DIVISION
In re: CAPITOL BANCORP LTD.,1 Debtor.	Chapter 11 Case No. 12-58409 (Jointly Administered) Hon. Marci B. McIvor

NOTICE OF INTENT TO SELL, TRADE,
OR OTHERWISE TRANSFER CBC STOCK OR OPTIONS
PLEASE TAKE NOTICE THAT [Name of Prospective Seller] (the "Notice Party") hereby provides this notice (the "Notice"), of its intention to sell, trade or otherwise transfer directly one or more shares of Capitol Bancorp Ltd. ("CBC") common stock ("Common Stock") and/or CBC Series A Preferred Stock ("Preferred Stock"), (the Common Stock and Preferred Stock being collectively, "CBC Stock") and/or Options (as defined below) to acquire shares of CBC Stock that would result in a decrease in the number of shares of CBC Stock or Options to acquire CBC Stock that are beneficially owned (as defined below) by the Notice Party (any proposed transaction described in (1) or (2) below (a "Proposed Transfer").

The table below sets forth the following information:

1.      If the Proposed Transfer is directly by the Notice Party, the table below sets forth (a) the number of shares of CBC Stock and/or Options to acquire CBC Stock proposed to be sold or transferred; and (b) the date(s) of such Proposed Transfer.

2.      If the Proposed Transfer is by a person or Entity other than the Notice Party, but the Proposed Transfer nonetheless would decrease the number of shares of CBC Stock and/or

1 The Debtors in these jointly administered cases are Capitol Bancorp Ltd. (Case No. 12-58409) and Financial Commerce Corporation (Case No. 12-58406).

Options to acquire CBC Stock that are beneficially owned by the Notice Party, the table below sets forth (a) the name(s) of each such person or Entity; (b) the number of shares and/or Options that are the subject of the Proposed Transfer; and (c) the date(s) of such Proposed Transfer.

Name of Transferor	Number of Shares of CBC Common Stock to be Transferred	Number of Shares of CBC Preferred Stock to be Transferred	Number of Shares Subject to Options to be Transferred	Date(s) of Proposed Transfer

(Attach additional page if necessary)

The following table summarizes the Notice Party's beneficial ownership of CBC Stock and/or Options to acquire CBC Stock assuming the Proposed Transfer is approved and consummated as described above.  The table sets forth, as of immediately following the Proposed Transfer, (i) the number of Shares of CBC Stock (or Options to acquire CBC Stock) that would be owned directly by the Notice Party and (ii) in the case of any beneficial ownership by the Notice Party of shares and/or Options that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner and the number of shares and/or Options that would be owned by each such record/legal owner:

Name of Owner	Number of Shares of CBC Common Stock to be Owned	Number of Shares of CBC Preferred Stock to be Owned	Number of Shares Subject to Options to be Owned

(Attach additional page if necessary)

2

3.      If the Proposed Transfer is directly by the Notice Party and such Proposed Transfer would result in (i) a decrease in the beneficial ownership of shares of CBC Stock and/or Options to acquire CBC Stock by a person or Entity (other than the Notice Party) that currently is a Substantial Equityholder or (ii) a person or Entity (other than the Notice Party) ceasing to be a Substantial Equityholder, the following table sets forth (i) the name of each such person or Entity, (ii) the number of shares of CBC Stock and/or Options to acquire CBC Stock that are beneficially owned by such person or Entity prior to the Proposed Transfer; and (iii) the number of shares of CBC Stock and/or Options to acquire CBC Stock that would be beneficially owned by such person or Entity immediately following the Proposed Transfer.

Name of beneficial owner	Number of CBC Shares/ Options prior to Proposed Transfer	Number of CBC Shares/Options following Proposed Transfer

(Attach additional page if necessary)

Under penalty of perjury, the Notice Party hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

This Notice is being filed with the Court and served upon the counsel for the Debtors at the following addresses:

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Counsel for the Debtors:	Address of the U.S. Bankruptcy Court:

Honigman Miller Schwartz and Cohn LLP
E. Todd Sable
Joseph R. Sgroi
Judy B. Calton
2290 First National Building
660 Woodward Avenue
Detroit, MI  48226-3506
Telephone:  (313) 465-7000
E-mail:  tsable@honigman.com
              jsgroi@honigman.com
              jcalton@honigman.com

United States Bankruptcy Court 211 West Fort Street Detroit, MI 48226 Telephone: (313) 234-0065 [http://mied.uscourts.gov] [Hours: Monday-Friday 8:30 a.m. to 4:00 p.m.]

The Debtors have seven days after the filing of this Notice to object to the Proposed Transfer described herein.  If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such seven-day period, or if the Debtors provide written authorization approving the Proposed Transfer prior to the end of such seven-day period, then such Proposed Transfer may proceed solely as specifically described in this Notice.

Any further transactions that may result in the Notice Party decreasing its beneficial ownership of shares of CBC Stock and/or Options to acquire CBC Stock will each require an additional notice filed with the Court to be served in the same manner as this Notice.

For purposes of this Notice, (i) "beneficial ownership" (or any variation thereof of CBC Stock and Options to acquire CBC Stock) shall be determined in accordance with applicable rules under section 382 of Internal Revenue Code of 1986, as amended, the U.S. Department of Treasury regulations ("Treasury Regulations") promulgated thereunder and rulings issued by the Internal Revenue Service, and, thus, to the extent provided in those rules, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all stock owned or acquired by its subsidiaries), (B) ownership by a holder's family members and any group of persons acting pursuant to a formal or

4

informal understanding to make a coordinated acquisition of stock and (C) in certain cases, the ownership of an Option (as defined below) to acquire CBC Stock; (ii) an "Option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; (iii) "Substantial Equityholder" means any person or Entity that beneficially owns (a) 1,846,752 or more shares of CBC Stock, (b) 2,294 shares of CBC Preferred Stock, or (c) 4.5% of any combination of the shares of CBC Stock; and (iv) "Entity" has the meaning given to it in Treasury Regulations section 1.382-3(a) and shall include persons acting pursuant to a formal or informal understanding among themselves to make a coordinated acquisition.

[IF APPLICABLE] I am represented by [name of law firm], [address], [phone], (Attn:  [name]).
Respectfully submitted,

(Name of Shareholder)

By:

      Name:

      Title:

Address:

                                               Telephone:

Facsimile:

Date:

REDACTION NOTICE:  At the option of the Notice Party, the Notice filed with the Court may be redacted to exclude (a) the number of shares of CBC Stock the holder beneficially owns; and (b) the number of shares of CBC Stock to be sold or transferred.  If a Notice is redacted, the Notice Party shall serve an unredacted form of the Notice on Debtors' counsel at the same time the redacted Notice is served, at the address below.
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EXHIBIT 6(D)

 NOTICE OF STATUS AS SUBSTANTIAL CLAIMHOLDER

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN
 SOUTHERN DIVISION
In re: CAPITOL BANCORP LTD.,1 Debtor.	Chapter 11 Case No. 12-58409 (Jointly Administered) Hon. Marci B. McIvor

NOTICE OF STATUS AS SUBSTANTIAL CLAIMHOLDER
PLEASE TAKE NOTICE THAT [Name of Filer] hereby provides notice (the "Notice") that the Filer is a Substantial Claimholder of Claims against Capitol Bancorp Ltd. ("CBC") and Financial Commerce Corporation ("FCC"), as debtors and debtors-in-possession (collectively, the "Debtors").

The table below sets forth the following information:

1.      In the case of Claims that are owned directly by the Filer, the table sets forth (a) the dollar amount of such Claims (by Class); and (b) the date(s) on which such Claims were acquired.

2.      In the case of Claims that are not owned directly by the Filer but are nonetheless beneficially owned by the Filer, the table sets forth (a) the name(s) of each record or legal owner of Claims that are beneficially owned (as defined below) by the Filer; (b) the dollar amount of such Claims (by Class); and (c) the date(s) on which such Claims were acquired.

1 The Debtors in these jointly administered cases are Capitol Bancorp Ltd. (Case No. 12-58409) and Financial Commerce Corporation (Case No. 12-58406).

Class	Name of Owner	Dollar Amount Owned	Date(s) Acquired
Class 1 - Senior Note Claims
Class 2 - Trust Preferred Securities Claims

Under penalties of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

This Notice is being filed with the Court and served upon the counsel for the Debtors at the following addresses:

Counsel for the Debtors:	Address of the U.S. Bankruptcy Court:

Honigman Miller Schwartz and Cohn LLP
E. Todd Sable
Joseph R. Sgroi
Judy B. Calton
2290 First National Building
660 Woodward Avenue
Detroit, MI  48226-3506
Telephone:  (313) 465-7000
E-mail:  tsable@honigman.com
              jsgroi@honigman.com
              jcalton@honigman.com

United States Bankruptcy Court 211 West Fort Street Detroit, MI 48226 Telephone: (313) 234-0065 [http://mied.uscourts.gov] [Hours: Monday-Friday 8:30 a.m. to 4:00 p.m.]

This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001 (e) of the Federal Rules of Bankruptcy Procedure.
For purposes of this Notice:

(a)
"Beneficial Ownership" of Claims shall be determined in accordance with applicable rules under Section 382 of the Internal Revenue Code and regulations promulgated thereunder, as if such rules applied to Claims in the same manner as they apply to equity except to the extent inconsistent with rules and regulations specifically applicable to the ownership of Claims.

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(b)	"Claim" shall have the meaning ascribed to that term in Section 101(5) of the Bankruptcy code.

(c)	"Class" means any separate class of Claims.
(d)	"Class 1 Claims" means Class 1 Claims - Senior Note Claims defined in the Plan.
(e)	"Class 2 Claims" means Class 2 Claims - Trust Preferred Securities Claims as defined in the Plan.
(f)
"Substantial Claimholder" means an Entity that beneficially owns Claims of a dollar amount that is more than $3,285,000 for Class-1 Senior Note  Claims or $12,166,666 for Class-2 Trust Preferred Securities Claims.

 [IF APPLICABLE] I am represented by [name of law firm], [address], [phone], (Attn:  [name]).

Respectfully submitted,

(Name of Shareholder)

By:

Name:

Title:

Address:

Telephone:

Facsimile:

Date:

REDACTION NOTICE:  At the option of the Notice Party, the Notice filed with the Court may be redacted to exclude the dollar amount of Claims against CBC the holder beneficially owns.  If

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a Notice is redacted, the Notice Party shall serve an unredacted form of the Notice on Debtors' counsel at the same time the redacted Notice is served, at the address below.
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EXHIBIT 6(E)

 NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE ACCUMULATE A CLAIM

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN
 SOUTHERN DIVISION
In re: CAPITOL BANCORP LTD.,1 Debtor.	Chapter 11 Case No. 12-58409 (Jointly Administered) Hon. Marci B. McIvor

NOTICE OF INTENT TO PURCHASE,
ACQUIRE OR OTHERWISE ACCUMULATE A CLAIM
PLEASE TAKE NOTICE THAT [Name of Filer] (the "Filer") hereby provides notice (the "Notice"), of (i) its intention to purchase, acquire or otherwise accumulate directly a Claim or Claims against Capitol Bancorp Ltd. ("CBC") and/or Financial Commerce Corporation ("FCC") (CBC and FCC are debtors and debtors-in-possession collectively, the "Debtors") and/or (ii) a proposed purchase or acquisition of Claims that, following the proposed acquisition, would be beneficially owned by the Filer (any proposed transaction described in (i) or (ii), a "Proposed Transfer").

If applicable, on [Prior date(s)], the Filer filed a Notice of Substantial Claimholder Status with the Court and served copies thereof on the Debtors and Debtors' counsel.

The Filer is filing this notice as (check one):

A Substantial Claimholder
A person or entity that would, upon consummation of the Proposed Transfer, become a Substantial Claimholder

1 The Debtors in these jointly administered cases are Capitol Bancorp Ltd. (Case No. 12-58409) and Financial Commerce Corporation (Case No. 12-58406).

The table below sets forth the following information:

1.      If the Proposed Transfer of Claims is directly by the Notice Party, the table below sets forth (a) the amount of Claims proposed to be purchased or acquired; and (b) the date(s) of such Proposed Transfer.

2.      If the Proposed Transfer is by a person or Entity (as defined in Treasury Regulations § 1.382-3(a)) other than the Notice Party, but the Proposed Transfer nonetheless would increase the amount of Claims against CBC owned by the Notice Party, the table below sets forth (a) the name(s) of each such person or Entity; (b) the amount of claims that is the subject of the Proposed Transfer to be so purchased or acquired; and (c) the date(s) of such Proposed Transfer.

Name of Prospective Acquirer	Amount of Claims Against CBC to be Transferred	Date(s) of Proposed Transfer	Amount of Claims to Be Owned After Transfer

(Attach additional page if necessary)

The following table summarizes the Notice Party's beneficial ownership of Claims against CBC assuming the Proposed Transfer is approved and consummated as described above.  The table sets forth, as of immediately following the Proposed Transfer, (i) the amount of claims against CBC that would be owned directly by the Notice Party and (ii) in the case of any beneficial ownership by the Notice Party of claims that would be owned by another person or Entity as record/legal owner, the name(s) of each prospective record/legal owner and the number of shares and/or Options that would be owned by each such record/legal owner:

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Name of Owner	Amount of Claims Against CBC to be Owned	Amount of Claims to Be Owned After Transfer

(Attach additional page if necessary)

If the Proposed Transfer involves a purchase or acquisition of Claims directly by the Filer and such Proposed Transfer would result in (i) an increase in the dollar amount of Claims beneficially owned by a Substantial Claimholder (other than the Filer); (ii) an increase in the dollar amount of Claims beneficially owned by a Multi-Class Claimholder (other than the Filer); or (iii) a person or Entity (as defined in Treasury Regulations § 1.382-3(a)) (other than the Filer) becoming a Substantial Claimholder or Multi-Class Claimholder, the following table sets forth (w) the name of each such person or Entity; (x) the dollar amount of claims (by Class) that are beneficially owned by such person or Entity prior to the Proposed Transfer; (y) the dollar amount of Claims (by Class) that would be beneficially owned by such person or Entity immediately following the Proposed Transfer; and (z) the date(s) of the Proposed Transfer:

Class	Name of Owner	Dollar Amount Currently Owned	Dollar Amount to be Acquired	Date(s) of Proposed Transfer
Class 1 - Senior Note Class
Class 2 - Trust Preferred Securities

Under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

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This Notice is being filed with the Court and served upon the counsel for the Debtors at the following addresses:

Counsel for the Debtors:	Address of the U.S. Bankruptcy Court:

Honigman Miller Schwartz and Cohn LLP
E. Todd Sable
Joseph R. Sgroi
Judy B. Calton
2290 First National Building
660 Woodward Avenue
Detroit, MI  48226-3506
Telephone:  (313) 465-7000
E-mail:  tsable@honigman.com
              jsgroi@honigman.com
              jcalton@honigman.com

United States Bankruptcy Court 211 West Fort Street Detroit, MI 48226 Telephone: (313) 234-0065 [http://mied.uscourts.gov] [Hours: Monday-Friday 8:30 a.m. to 4:00 p.m.]

The Debtors may file with the Court and serve any Entity that has timely filed a Substantial Claimholder Notice, with a "Sell Down Notice" with a proposed "Sell Down Order" attached.  A Sell Down Notice will serve as a motion seeking entry of a Sell Down Order compelling the Substantial Claimholder to sell or otherwise dispose of Claims in an amount sufficient to prevent the Substantial Claimholder from obtaining stock under the Plan that would jeopardize Debtors' Tax attributes.  The Sell Down Notice shall give calculation of such amount and the basis for such calculation.

Any further transactions that may result in the Filer increasing its beneficial ownership of Claims will each require an additional notice filed with the Court to be served in the same manner as this Notice.

This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

For purposes of this Notice:

(a)
"Beneficial Ownership" of Claims shall be determined in accordance with the applicable rules under Section 382 of the Internal Revenue Code and regulations promulgated thereunder, as if such rules applied to Claims in the same manner as they apply to equity except to the extent inconsistent with rules and regulations specifically applicable to the ownership of Claims.

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(b)	"Claim" shall have the meaning ascribed to that term in Section 101(5) of the Bankruptcy Code.

(c)	"Class" means any separate class of Claims.

(d)
"Multi-Class Claimholder" means any person or Entity that beneficially owns any amount of Claims in two or more Classes of Claims, without regard to whether such person or Entity may also be a Substantial Claimholder.

(e)	"Class 1 Claims" means Class 1 Claims as described in the Plan.
(f)	"Class 2 Claims" means Class 2 Claims as described in the Plan.
(g)
"Substantial Claimholder" means a person or Entity (as defined in Treasury Regulations § 1.382-3(a)) that beneficially owns Claims of a dollar amount that is more than $3,285,000 for Class-1 Senior Note Claims or $12,166,666 for Class-2 Trust Preferred Securities Claims.

[IF APPLICABLE] I am represented by [name of law firm], [address], [phone], (Attn:  [name]).

Respectfully submitted,

(Name of Shareholder)

By:

Name:

Title:

Address:

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Telephone:

Facsimile:

Date:

REDACTION NOTICE:  At the option of the Notice Party, the Notice filed with the Court may be redacted to exclude (a) the amount of Claims the holder beneficially owns; and (b) the amount of Claims against CBC Stock or Options to be acquired or transferred.  If a Notice is redacted, the Notice Party shall serve an unredacted form of the Notice on Debtors' counsel at the same time the redacted Notice is filed.
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EXHIBIT 6(F)

 NOTICE OF INTERIM ORDER

UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MICHIGAN
 SOUTHERN DIVISION
In re: CAPITOL BANCORP LTD.,1 Debtor.	Chapter 11 Case No. 12-58409 (Jointly Administered) Hon. Marci B. McIvor

NOTICE OF INTERIM ORDER ESTABLISHING RESTRICTIONS ON CERTAIN
TRANSFERS OF STOCK IN AND CLAIMS AGAINST CAPITOL BANCORP LTD.
TO:      ALL PERSONS OR ENTITIES WITH STOCK IN OR CLAIMS AGAINST CAPITOL BANCORP LTD.:
PLEASE TAKE NOTICE that on August __, 2012, the United States Bankruptcy Court for the Eastern District of Michigan entered the Interim Order Establishing Restrictions on Certain Transfers of Stock in and Claims Against Capitol Bancorp Ltd. (the "Order") (Docket No. ____) that imposes substantial reporting requirements on holders of stock in and claims against Capitol Bancorp Ltd. ("CBC") and restrictions on the trading of such stock and claims.

A copy of the Order and the five forms of Notices associated with the Order may be obtained by contacting the attorneys for the Debtors, Honigman Miller Schwartz and Cohn LLP, 660 Woodward Avenue, 2290 First National Building, Detroit, Michigan 48226 (Attn. Brenda Lundberg, Paralegal), Email: blundberg@honigman.com, Telephone: (313) 475-7266; (b) accessing the Court's web site at http://ecf.mieb.uscourts.gov (Please note that a PACER password is needed to access documents on the Court's web site); or (c) viewing the docket of

1 The Debtors in these jointly administered cases are Capitol Bancorp Ltd. (Case No. 12-58409) and Financial Commerce Corporation (Case No. 12-58406).

these cases at the Clerk of the Court, United States Bankruptcy Court for the Eastern District of Michigan, 211 West Fort Street, Detroit, Michigan 48226.

In summary, the Order provides as follows:

11264433.2

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